Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events

34.	Subsequent events

34.1.	American Airlines investment agreement

In February 2022, GOL and American Airlines formalized the definitive agreement through an investment commitment to expand their commercial cooperation and a US$200 million investment by American in 22.2 million new preferred shares to be issued by the Company in a capital increase, representing a 5.2% interest in the economic rights deriving from the Company's shares. The closing of the transaction, including the issuance and payment for the new preferred shares to be issued by GOL, is subject to the usual precedent conditions for this type of transaction, among which is the approval by Administrative Council for Economic Defense in Brazil.

34.2.	Financing for fleet transformation

In January 2022, the Company signed a financing agreement of up to US$600 million with Castlelake LP to finance the acquisition of new 737 MAX 8 aircraft. This transaction will include 10 leases with purchase option, with an interest rate of approximately 6% p.a., and 2 sale-leaseback transactions. The proceeds from the transaction will cover 100% of the new aircraft cost acquisition and will provide additional funds that will be used in costs of returning GOL's 737 NG aircraft. Until now, GOL has already received two aircraft under this contract.